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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------



        Date of Report (Date of earliest event reported): August 31, 2001
             Amending the Report on Form 8-K filed September 7, 2001


                                 IMMUNOGEN, INC.
             (Exact name of registrant as specified in its charter)


Massachusetts                     0-17999                        04-2726691
---------------               ----------------              -------------------
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


                128 Sidney Street, Cambridge, Massachusetts 02139
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 995-2500



          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 7, 2001, ImmunoGen, Inc. (the "Company") filed a report on
Form 8-K announcing that it had dismissed PricewaterhouseCoopers LLP ("PWC") as its independent certifying accountants which dismissal was to be effective upon the completion of PWC's audit of ImmunoGen, Inc.'s financial statements for the year ended June 30, 2001 and that it had engaged Ernst & Young as its independent certifying accountants for the year ending June 30, 2002. The dismissal of PWC became effective as of September 28, 2001, concurrent with the Company's filing of its annual report on Form 10-K.

         The reports of PWC with respect to the Company for fiscal years 1999, 2000, and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal years 1999, 2000 and 2001 and through September 28, 2001, there were no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreements in its report on the Company's financial statements for such years.

         Pursuant to Item 304(a)(3) of Regulation S-K, the Company has requested that PWC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 5, 2001, is filed as Exhibit 16 to this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit 16        Letter from PricewaterhouseCoopers LLP to the
                           Securities and Exchange Commission dated October 5,
                           2001.


                                Page 2 of 4 pages


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ImmunoGen, Inc.
                                       (Registrant)



Date: October 5, 2001                  /s/ GREGG D. BELOFF
                                       -------------------------
                                       Gregg D. Beloff
                                       Chief Financial Officer, Vice President,
                                       Finance


                                Page 3 of 4 pages


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                                  EXHIBIT INDEX

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

EXHIBIT                                                                                 SEQUENTIAL
NUMBER                              DESCRIPTION                                         PAGE NUMBER
-------                             -----------                                         -----------

16                                  Letter from PricewaterhouseCoopers LLP
                                    to the Securities and Exchange Commission dated October 5, 2001.


                                Page 4 of 4 pages